Short-term Borrowings and Long-term Debt	12 Months Ended
Mar. 31, 2013
Short-term Borrowings and Long-term Debt

10.    Short-term Borrowings and Long-term Debt

A summary of short-term borrowings at March 31, 2012 and 2013 is as follows:

	Millions of Yen
	2012	2013
Unsecured short-term borrowings from banks	¥2,300	¥4,681

Short-term borrowings	¥2,300	¥4,681

Weighted-average interest rates on short-term borrowings were both 0.61% at March 31, 2012 and 2013. The interest rates ranged from 0.53% to 0.65% and 0.46% to 0.85% per annum at March 31, 2012 and 2013, respectively. The above-mentioned short-term borrowings from banks included $20,000 (¥1,881 Million) thousand loans denominated in foreign currencies.

A summary of long-term debt at March 31, 2012 and 2013 is as follows:

	Millions of Yen
	2012	2013
Unsecured 1.61% per annum bonds due in September 2012	¥5,000	—
Unsecured 1.73% per annum bonds due in September 2013	5,000	¥5,000

Total long-term debt	10,000	5,000
Less: current portion	(5,000)	¥(5,000)

Long-term debt, non-current portion	¥5,000	—

The Company issued unsecured bonds in the aggregate amount of ¥15,000 million in total on September 5, 2007. At March 31, 2012 and 2013, KONAMI did not have any assets that were pledged as collateral for any of the debt obligations.

The Company has committed lines of credit available for immediate borrowings amounting to ¥20,000 million with certain financial institutions on November 7, 2006. As the five-year expiration date arrived, the Company contracted new committed lines amounting to ¥25,000 million in the years ended March 31, 2012. KONAMI did not have any balance for the agreements as of March 31, 2012 and 2013. The aggregate commitment fee paid for such credit line agreements for the years ended March 31, 2012 and 2013 amounted to ¥16 million and ¥19 million, respectively.

The aggregate annual maturities of long-term debt outstanding at March 31, 2013 are as follows:

Millions of Yen
Year ending March 31,
2014	5,000